EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Annual Report on Form 10-KSB/A, Amendment No. 1 of UC Hub Group, Inc. for the fiscal year ending July 31, 2006, I, Larry Wilcox, Chief Financial Officer of UC Hub Group, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1. Such Annual Report on Form 10-KSB/A, Amendment No. 1 for the fiscal year ending July 31, 2006, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Annual Report on Form 10-KSB/A, Amendment No. 1 for the fiscal year ending July 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of UC Hub Group, Inc.


     Dated: November 15, 2006.
                                         /s/  Larry Wilcox
                                        ----------------------------------------
                                        Larry Wilcox, Chief Financial Officer of
                                        UC Hub Group, Inc.